SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2002

BANKATLANTIC BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Florida	34-027228	65-0507804

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1750 East Sunrise Blvd.
Ft. Lauderdale, Florida	33304

(Address of Principal Executive Offices)	(Zip Code)

(954) 760-5000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
FORM OF UNDERWRITING AGREEMENT
FORM OF TRUST PREFFERRED SECURITY - BBC CAPITAL
FORM OF TRUST PREFFERRED SECURITY GUARANTEE AGRMT
OPINION OF STEARNS WEAVER MILLER ET ALL
TAX OPINION OF STEARNS WEAVER MILLER ET ALL

Item 5.  Other Events.

     This Current Report on Form 8-K is being filed for the purposes of filing Exhibits 1.3, 4.10, 4.11, 5.1 and 8.1 to the joint Registration Statement on Form S-3 of BankAtlantic Bancorp, Inc. and BBC Capital Trust II (Registration Nos. 333-71594 and 333-71594-01) filed with the Securities and Exchange Commission (the “SEC”) on October 15, 2001, as amended by Amendment No. 1 filed with the SEC on October 24, 2001.

Item 7.  Financial Statements and Exhibits.

(c)	Exhibits
	1.3	Form of Underwriting Agreement for Trust Preferred Securities.
	4.10	Form of Trust Preferred Security for BBC Capital Trust II.
	4.11	Form of Trust Preferred Securities Guarantee Agreement relating to BBC Capital Trust II.
	5.3	Opinion of Stearns Weaver Miller Weissler Alhadeff & Sitterson, PA. as to the validity of the Junior Subordinated Debentures and the Guarantee.
	8.1	Tax Opinion of Stearns Weaver Miller Weissler Alhadeff & Sitterson, PA.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANKATLANTIC BANCORP, INC.

By:
/s/ James A. White James A. White, Executive Vice President and Chief Financial Officer

Dated: February 28, 2002

EXHIBIT INDEX

     The following exhibits are filed herewith as noted below.

Exhibit
No.	Description

1.3	Form of Underwriting Agreement for Trust Preferred Securities.
4.10	Form of Trust Preferred Security for BBC Capital Trust II.
4.11	Form of Trust Preferred Securities Guarantee Agreement relating to BBC Capital Trust II.
5.3	Opinion of Stearns Weaver Miller Weissler Alhadeff & Sitterson, PA. as to the validity of the Junior Subordinated Debentures and the Guarantee.
8.1	Tax Opinion of Stearns Weaver Miller Weissler Alhadeff & Sitterson, PA.